SUPPLEMENT TO THE
SPARTAN(registered trademark) TOTAL MARKET INDEX FUND,
SPARTAN EXTENDED MARKET INDEX FUND, AND SPARTAN INTERNATIONAL INDEX FUND APRIL 21, 1999
PROSPECTUS

Shares of each fund purchased after April 28, 1999 will no longer be subject to a purchase fee. However, each fund will deduct a short-term trading fee of 0.50% for Spartan Total Market Index Fund, 0.75% for Spartan Extended Market Index Fund or 1.00% for Spartan International Index Fund, from the redemption amount if you sell shares purchased after April 28, 1999 after holding them for less than 90 days.

Effective April 29, 1999, the following information replaces similar information found in "Performance" beginning on page 5.

PERFORMANCE

The following information illustrates the funds' performance over the past year and compares the funds' performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

SPARTAN TOTAL MARKET INDEX FUND

Calendar Year                                                        1998

                                                                     24.03%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 24.03

DURING THE PERIOD SHOWN IN THE CHART FOR SPARTAN TOTAL MARKET INDEX FUND, THE HIGHEST RETURN FOR A QUARTER WAS 22.03% (QUARTER ENDING
DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -12.01% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR SPARTAN TOTAL MARKET INDEX FUND WAS 3.92%.

SPARTAN EXTENDED MARKET INDEX
FUND

Calendar Year                                                      1998

                                                                   9.31%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 9.310000000000001

DURING THE PERIOD SHOWN IN THE CHART FOR SPARTAN EXTENDED MARKET INDEX FUND, THE HIGHEST RETURN FOR A QUARTER WAS 22.69% (QUARTER ENDING
DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -18.48% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR SPARTAN EXTENDED
MARKET INDEX FUND WAS -0.37%.

SPARTAN INTERNATIONAL INDEX
FUND

Calendar Year                                                    1998

                                                                 21.16%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 21.16

DURING THE PERIOD SHOWN IN THE CHART FOR SPARTAN INTERNATIONAL INDEX FUND, THE HIGHEST RETURN FOR A QUARTER WAS 21.51% (QUARTER ENDING
DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -14.38% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR SPARTAN INTERNATIONAL INDEX FUND WAS 1.63%.

Effective April 29, 1999, the following information replaces similar information found in "Performance" beginning on page 5.

AVERAGE ANNUAL RETURNS

For the period ended             Life of  fund A,B
December 31, 1998

Spartan Total Market Index Fund  24.03%

Wilshire 5000 Index              23.43%

Lipper Growth & Income Funds     15.61%
Average

Spartan Extended Market Index    9.31%
Fund

Wilshire 4500 Index              8.63%

Lipper Growth & Income Funds     15.61%
Average

Spartan International Index      21.16%
Fund

Morgan Stanley Cap. Intl.        20.27%
Europe, Australasia, Far
East Index

Lipper International Funds       13.02%
Average

A BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE FUND'S COMMENCEMENT OF OPERATIONS.

B FROM JANUARY 1, 1998.

The following information replaces similar information found in "Fee Table" beginning on page 7.

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund are based on historical expenses, adjusted to reflect current fees, but do not reflect the effect of any expense reimbursements.

Effective April 29, 1999, the following information replaces similar information found in "Fee Table" beginning on page 7.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on         None
purchases and reinvested
distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held
less than 90 days (as a % of
amount redeemed)

Spartan Total Market Index     0.50%

Spartan Extended Market Index  0.75%

Spartan International Index    1.00%

Annual index account fee (for  $10.00
accounts under $10,000)

The following information replaces the "Annual fund operating expenses" table and footnotes A - D found in "Fee Table" beginning on page 7.

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

SPARTAN TOTAL MARKET INDEX FUND  Management fee                0.24%

                                 Distribution and Service     None
                                 (12b-1) fee

                                 Other expenses                0.41%

                                 Total annual fund operating   0.65%
                                 expensesA

SPARTAN EXTENDED MARKET INDEX    Management fee                0.24%
FUND

                                 Distribution and Service     None
                                 (12b-1) fee

                                 Other expenses                0.51%

                                 Total annual fund operating   0.75%
                                 expensesA

SPARTAN INTERNATIONAL INDEX      Management fee                0.34%
FUND

                                 Distribution and Service     None
                                 (12b-1) fee

                                 Other expenses                0.63%

                                 Total annual fund operating   0.97%
                                 expensesA

A EFFECTIVE NOVEMBER 5, 1997, FMR HAS VOLUNTARILY AGREED TO REIMBURSE SPARTAN TOTAL MARKET INDEX FUND, SPARTAN EXTENDED MARKET INDEX FUND, AND SPARTAN INTERNATIONAL INDEX FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES LENDING COSTS, BROKERAGE COMMISSIONS AND OTHER TRANSACTION COSTS, OR EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.25%, 0.25%, AND 0.35%, RESPECTIVELY. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME AFTER DECEMBER 31, 1999.

The following information replaces similar information found in "Fee Table" beginning on page 7.

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

SPARTAN TOTAL MARKET INDEX FUND  1 year    $ 66

                                 3 years   $ 208

                                 5 years   $ 362

                                 10 years  $ 810

SPARTAN EXTENDED MARKET INDEX    1 year    $ 77
FUND

                                 3 years   $ 240

                                 5 years   $ 417

                                 10 years  $ 930

SPARTAN INTERNATIONAL INDEX      1 year    $ 99
FUND

                                 3 years   $ 309

                                 5 years   $ 536

                                 10 years  $ 1,190

The following information replaces the first paragraph under the heading "Principal Investment Strategies" for Spartan International Index Fund on page 10.

BT normally invests at least 80% of the fund's assets in common stocks included in the MSCI EAFE Index. The MSCI EAFE Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, and Singapore. The MSCI EAFE Index broadly represents the performance of foreign stock markets.

Effective April 29, 1999, the following information replaces the first four paragraphs under the heading "Buying Shares" in "Buying and Selling Shares" beginning on page 13.

BUYING SHARES

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Effective April 29, 1999, the following information replaces the first two paragraphs under the heading "Selling Shares" in "Buying and Selling Shares" beginning on page 13.

SELLING SHARES

The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Each fund will deduct a short-term trading fee of 0.50% for Spartan Total Market Index Fund, 0.75% for Spartan Extended Market Index Fund, or 1.00% for Spartan International Index Fund, from the redemption amount if you sell shares after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

Effective June 26, 1999, the following information supplements information found under the heading "Selling Shares" in "Buying and Selling Shares" beginning on page 13.

Spartan Extended Market Index Fund and Spartan International Index Fund will not deduct a short-term trading fee from redemptions by Fidelity Four-in-One Index Fund accounts. However, Fidelity Four-in-One Index Fund will deduct a short-term trading fee from redemptions and will pay the fee to each of its underlying funds with a short-term trading fee, including Spartan Extended Market Index Fund and Spartan International Index Fund, based on the level of the underlying fund's short-term trading fee and the percentage of Fidelity Four-in-One Index's assets allocated to that fund.

The following information replaces similar information found under the heading "Selling Shares" in "Buying and Selling Shares" beginning on page 13.

(small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.

Effective April 29, 1999, the following information replaces the last paragraph in "Exchanging Shares" beginning on page 19.

Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

Effective April 29, 1999, the following information replaces the penultimate paragraph under the heading "Policies" in "Account
Features and Policies" beginning on page 19.

If your ACCOUNT BALANCE falls below $10,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.

The following information replaces the fifth paragraph found under the heading "Fund Management" in the "Fund Services" section on page 25.

Bankers Trust Company (BT) serves as sub-adviser and custodian for each fund. BT chooses each fund's investments and places orders to buy and sell each fund's investments.

The following information replaces the eighth paragraph found under the heading "Fund Management" in the "Fund Services" section on page 25.

Effective June 4, 1999, Bankers Trust Corporation and all of its subsidiaries, including BT, merged with and into a subsidiary of Deutsche Bank AG. At a meeting held on March 18, 1999, each fund's Board of Trustees approved a new sub-advisory agreement among each fund, FMR and BT or its successor by merger that became effective June 4, 1999. At a meeting held on September 15, 1999, shareholders approved this agreement.

The following information replaces the third and fourth full paragraphs found under the heading "Fund Management" in the "Fund
Services" section on page 26.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. Spartan Total Market Index's, Spartan Extended Market Index's, and Spartan International Index's annual management fee rate is 0.24%, 0.24%, and 0.34%, respectively, of its average net assets.

FMR pays BT for providing investment management and custodial services.

Prior to October 1, 1999, Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index each paid a management fee at an annual rate of 0.24%, 0.24%, and 0.34%, respectively, of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT. The total management and sub-advisory fees for Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index for the fiscal year ended February 28, 1999, were 0.26%, 0.30%, and 0.35%, respectively.




SUPPLEMENT TO THE
SPARTAN(registered trademark) TOTAL MARKET INDEX FUND,
SPARTAN EXTENDED MARKET INDEX FUND, AND
SPARTAN INTERNATIONAL INDEX FUND
FUNDS OF FIDELITY CONCORD STREET TRUST
APRIL 21, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "INVESTMENT LIMITATIONS OF SPARTAN TOTAL MARKET INDEX FUND" IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "INVESTMENT LIMITATIONS OF SPARTAN EXTENDED MARKET INDEX FUND" IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 3.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "INVESTMENT LIMITATIONS OF SPARTAN INTERNATIONAL INDEX FUND" IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 4.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES THE NINTH PARAGRAPH FOUND IN THE "PORTFOLIO TRANSACTIONS" SECTION BEGINNING ON PAGE 28.

To the extent permitted by applicable law, BT is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation and BT Futures Corp., indirect subsidiaries of Deutsche Bank AG, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

SHARES OF EACH FUND PURCHASED AFTER APRIL 28, 1999 WILL NO LONGER BE SUBJECT TO A PURCHASE FEE. HOWEVER, EACH FUND WILL DEDUCT A SHORT-TERM TRADING FEE OF 0.50% FOR SPARTAN TOTAL MARKET INDEX FUND, 0.75% FOR SPARTAN EXTENDED MARKET INDEX FUND, OR 1.00% FOR SPARTAN INTERNATIONAL INDEX FUND, FROM THE REDEMPTION AMOUNT IF YOU SELL SHARES PURCHASED AFTER APRIL 28, 1999 AFTER HOLDING THEM FOR LESS THAN 90 DAYS.

EFFECTIVE APRIL 29, 1999, THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH FOUND IN THE "PERFORMANCE" SECTION ON PAGE 31.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple changes in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee or index account fee. Excluding a fund's short-term trading fee or index account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar information.

EFFECTIVE APRIL 29, 1999, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 32.

CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for each fund. For Spartan Total Market Index Fund,
Spartan Extended Market Index Fund, and Spartan International Index Fund, returns do not include the effect of each fund's 0.50%, 0.75% or 1.00%, respectively, short-term trading fee, applicable to shares held less than 90 days.

HISTORICAL FUND RESULTS. The following table shows each fund's performance for the fiscal periods ended 1999.

                                 Average Annual Returns                 Cumulative Returns

                                 One Year                Life of Fund*  One Year            Life of Fund*

Spartan Total Market Index Fund   14.61%                  20.48%         14.61%              27.77%

Spartan Extended Market Index     -1.33%                  4.50%          -1.33%              5.96%
Fund

Spartan International Index       6.58%                   13.50%         6.58%               18.12%
Fund


* From November 5, 1997 (commencement of operations).

EFFECTIVE APRIL 29, 1999, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 31.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the life of each fund, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

During the period from November 5, 1997 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Spartan Total Market Index Fund would have grown to $12,777.

SPARTAN TOTAL MARKET INDEX FUND

Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 12,520                  $ 138                         $ 119                        $ 12,777

1998*                     $ 11,112                  $ 36                          $ 0                          $ 11,148



SPARTAN TOTAL MARKET INDEX FUND  INDEXES

Fiscal Year Ended                S&P 500   DJIA      Cost of Living**

1999                             $ 13,397  $ 12,368  $ 10,179

1998*                            $ 11,189  $ 11,168  $ 10,019


* From November 5, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Spartan Total Market Index on November 5, 1997, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,238. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $124 for dividends and $112 for capital gain distributions. The fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's 0.50% purchase fee (which was in effect during the period November 5, 1997 through April 28, 1999) or its 0.50% short-term trading fee applicable to shares purchased after April 28, 1999 and held less than 90 days.

During the period from November 5, 1997 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Spartan Extended Market Index Fund would have grown to $10,596.

SPARTAN EXTENDED MARKET INDEX
FUND

Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $ 10,268                  $ 119                         $ 209                        $ 10,596

1998*                     $ 10,708                  $ 30                          $ 0                          $ 10,738



SPARTAN EXTENDED MARKET INDEX  INDEXES
FUND

Fiscal Year Ended              S&P 500   DJIA      Cost of Living**

1999                           $ 13,397  $ 12,368  $ 10,179

1998*                          $ 11,189  $ 11,168  $ 10,019


* From November 5, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Spartan Extended Market Index on November 5, 1997, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,326. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $116 for dividends and $208 for capital gain distributions. The fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's 0.75% purchase fee (which was in effect during the period November 5, 1997 through April 28, 1999) or its 0.75% short-term trading fee applicable to shares purchased after April 28, 1999 and held less than 90 days.

During the period from November 5, 1997 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Spartan International Index Fund would have grown to $11,812.

SPARTAN INTERNATIONAL INDEX

Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                         $ 11,536                  $ 223                         $ 53                         $ 11,812


1998*                        $ 11,056                  $ 27                          $ 0                          $ 11,083




SPARTAN INTERNATIONAL INDEX  INDEXES

Fiscal Year Ended            S&P 500   DJIA      Cost of Living**

1999                         $ 13,397  $ 12,368  $ 10,179

1998*                        $ 11,189  $ 11,168  $ 10,019


* From November 5, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Spartan International Index on November 5, 1997, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,270. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $216 for dividends and $52 for capital gain distributions. The fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's 1.00% purchase fee (which was in effect during the period November 5, 1997 through April 28, 1999) or its 1.00% short-term trading fee applicable to shares purchased after April 28, 1999 and held less than 90 days.

THE FOLLOWING INFORMATION REPLACES THE SIXTH PARAGRAPH UNDER THE
HEADING "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION ON PAGE
34.

Spartan International Index may compare its performance to that of its index the EAFE, a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of February 28, 1999, the index included over 1,000 equity securities of companies domiciled in 20 countries. Spartan International Index may also compare its performance to the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks. The index returns for the EAFE for the periods after January 1, 1997, may be adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998. The performance of these indexes over any period since their inception may be quoted in fund advertising. Stocks are selected for the Morgan Stanley Capital International (MSCI) index on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership.

   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH UNDER THE HEADING "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 35.

   If FMR determines that it is in the best interests of the fund, a fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing each fund's NAV. A fund may make redemption payments "in kind" to a shareholder that owns 5% or more of its outstanding voting securities pursuant to an exemptive order issued by the SEC. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 35.

Each fund, in its discretion, may determine to issue its shares "in kind" in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 36.

The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with the trust, FMR or BT are indicated by an asterisk (*).

THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 36 HAS BEEN REMOVED.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 36.

NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 36.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended February 28, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Aggregate Compensation from
Advisory Board               Spartan Total Market Index   Spartan Extended Market      Spartan International Index
                             FundB                        Index FundB                  FundB

Edward C. Johnson 3d**       $ 0                          $ 0                          $ 0

Abigail P. Johnson**         $ 0                          $ 0                          $ 0

J. Gary Burkhead**           $ 0                          $ 0                          $ 0

Ralph F. Cox                 $ 29                         $ 16                         $ 11

Phyllis Burke Davis          $ 29                         $ 16                         $ 11

Robert M. Gates              $ 29                         $ 16                         $ 11

E. Bradley Jones             $ 29                         $ 16                         $ 11

Donald J. Kirk               $ 29                         $ 16                         $ 11

Ned C. Lautenbach***         $ 0                          $ 0                          $ 0

Peter S. Lynch**             $ 0                          $ 0                          $ 0

William O. McCoy             $ 29                         $ 16                         $ 11

Gerald C. McDonough          $ 36                         $ 20                         $ 14

Marvin L. Mann               $ 29                         $ 16                         $ 11

Robert C. Pozen**            $ 0                          $ 0                          $ 0

Thomas R. Williams           $ 29                         $ 16                         $ 11



COMPENSATION TABLE

Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex*A


Edward C. Johnson 3d**       $ 0

Abigail P. Johnson**         $ 0

J. Gary Burkhead**           $ 0

Ralph F. Cox                 $ 223,500

Phyllis Burke Davis          $ 220,500

Robert M. Gates              $ 223,500

E. Bradley Jones             $ 222,000

Donald J. Kirk               $ 226,500

Ned C. Lautenbach***         $ 0

Peter S. Lynch**             $ 0

William O. McCoy             $ 223,500

Gerald C. McDonough          $ 273,500

Marvin L. Mann               $ 220,500

Robert C. Pozen**            $ 0

Thomas R. Williams           $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

THE FOLLOWING INFORMATION REPLACES THE LAST PARAGRAPH FOUND IN THE "CONTROL OF INVESTMENT ADVISER" SECTION BEGINNING ON PAGE 39.

BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Deutsche Bank AG, whose principal offices are at Taunusanlage 12, D-60325 Frankfurt am Main, Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH FOUND UNDER THE HEADING "MANAGEMENT AND SUB-ADVISORY SERVICES" IN THE "MANAGEMENT
CONTRACTS" SECTION ON PAGE 39.

BT is the sub-adviser of each fund and acts as each fund's custodian. Under its management contract with each fund, FMR acts as investment adviser. Under its sub-advisory agreements, and subject to the supervision of the Board of Trustees, BT directs the investments of each fund in accordance with its investment objective, policies and limitations, and provides custodial services to each fund.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "MANAGEMENT-RELATED EXPENSES" IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 40.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, and the costs associated with securities lending, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "MANAGEMENT AND SUB-ADVISORY FEES" IN THE "MANAGEMENT
CONTRACTS" SECTION ON PAGE 40.

MANAGEMENT FEE. For the services of FMR under each management contract, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund each pays FMR a monthly management fee at the annual rate of 0.24%, 0.24%, and 0.34%, respectively, of its average net assets throughout the month.

THE FOLLOWING INFORMATION REPLACES THE SECOND AND THIRD PARAGRAPHS FOUND UNDER THE HEADING "SUB-ADVISER" IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 40.

Under the sub-advisory agreements, for providing investment management and custodial services to Spartan Total Market Index Fund and Spartan Extended Market Index Fund, FMR pays BT fees at an annual rate of 0.0125% of the average net assets of each fund.

Under the sub-advisory agreement, for providing investment management and custodial services to Spartan International Index Fund, FMR pays BT fees at an annual rate of 0.0650% of the average net assets of the fund, plus fees of $35 per portfolio transaction (up to a maximum of $200,000 annually).

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "SUB-ADVISER"IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 40.

The following table shows the amount of management fees paid by each fund to FMR, sub-advisory fees paid by each fund to BT and fees paid by FMR to BT for the past two fiscal years.

Fund                             Fiscal Years Ended February 28  Management Fees Paid to FMR  Sub-Advisory Fees Paid to BT


Spartan Total Market Index Fund  1999                            $ 237,120                    $ 22,253

                                 1998*                           $ 16,488                     $ 283

Spartan Extended Market Index    1999                            $ 118,445                    $ 30,583
Fund

                                 1998*                           $ 17,265                     $ 917

Spartan International Index      1999                            $ 115,955                    $ 2,632
Fund

                                 1998*                           $ 23,400                     $ 76



Fund                             Sub-Advisory Fees Paid to BT
                                 by FMR

Spartan Total Market Index Fund  $ 12,275

                                 $ 859

Spartan Extended Market Index    $ 6,104
Fund

                                 $ 899

Spartan International Index      $ 85,284
Fund

                                 $ 33,979


* From November 5, 1997 (commencement of operations).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND UNDER THE HEADING "SUB-ADVISER" IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 40.

Prior to October 1, 1999, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund each paid a management fee at an annual rate of 0.24%, 0.24%, and 0.34%, respectively, of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 40.

MANAGEMENT-RELATED SERVICES. Each fund has also entered into a securities lending agreement with BT. Under the terms of the agreements, BT retains up to 30% of aggregate annual lending revenues for providing securities lending services.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 40.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, securities lending costs, brokerage commissions, and extraordinary expenses), in the case of certain funds, which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

THE FOLLOWING INFORMATION REPLACES THE FIFTH PARAGRAPH FOUND IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION ON PAGE 42.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that are invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.


SUPPLEMENT TO THE
FIDELITY U.S. BOND INDEX FUND
APRIL 21, 1999 PROSPECTUS

The following information replaces similar information found in the "Buying and Selling Shares" section on page P-12.

(small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

SUPPLEMENT TO THE
FIDELITY U.S. BOND INDEX FUND
APRIL 21, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 14.

   If FMR determines that it is in the best interests of the fund, the fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 14.

NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 16 HAS BEEN REMOVED.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION REPLACES THE "COMPENSATION TABLE" FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 17.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended February 28, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               U.S. Bond IndexB             Fund Complex*,A

Edward C. Johnson 3d**       $ 0                          $ 0

Abigail P. Johnson**         $ 0                          $ 0

J. Gary Burkhead**           $ 0                          $ 0

Ralph F. Cox                 $ 353                        $ 223,500

Phyllis Burke Davis          $ 348                        $ 220,500

Robert M. Gates              $ 353                        $ 223,500

E. Bradley Jones             $ 351                        $ 222,000

Donald J. Kirk               $ 355                        $ 226,500

Ned C. Lautenbach***         $ 0                          $ 0

Peter S. Lynch **            $ 0                          $ 0

William O. McCoy             $ 353                        $ 223,500

Gerald C. McDonough          $ 432                        $ 273,500

Marvin L. Mann               $ 353                        $ 220,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 353                        $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION BEGINNING ON PAGE 19.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in Fidelity Four-in-One Index Fund, a fund of funds managed by an FMR affiliate, according to the percentage of Fidelity Four-in-One Index Fund's assets that is invested in the fund.



SUPPLEMENT TO THE
SPARTAN(registered trademark) U.S. EQUITY INDEX FUND
A FUND OF FIDELITY CONCORD STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
APRIL 21, 1999

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES THE NINTH PARAGRAPH FOUND IN THE "PORTFOLIO TRANSACTIONS" SECTION BEGINNING ON PAGE 10.

To the extent permitted by applicable law, BT is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation and BT Futures Corp., indirect subsidiaries of Deutsche Bank AG, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" ON PAGE 15.

   If FMR determines that it is in the best interests of the fund, the fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV. The fund may make redemption payments "in kind" to a shareholder that owns 5% or more of its outstanding voting securities pursuant to an exemptive order issued by the SEC. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15 HAS BEEN REMOVED.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15.

NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 16.

*ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity Concord Street Trust (1999), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

THE FOLLOWING INFORMATION REPLACES THE LAST PARAGRAPH FOUND IN THE "CONTROL OF INVESTMENT ADVISER" SECTION BEGINNING ON PAGE 18.

BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Deutsche Bank AG (effective June 4, 1999), whose principal offices are Taunusanlage 12, D-60325 Frankfurt am Main, Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 18.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended February 28, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from     Total Compensation from the
Advisory Board               Spartan U.S. Equity IndexB,C,D  Fund Complex*,A

Edward C. Johnson 3d**       $ 0                             $ 0

Abigail P. Johnson 3d**      $ 0                             $ 0

J. Gary Burkhead**           $ 0                             $ 0

Ralph F. Cox                 $ 4,382                         $ 223,500

Phyllis Burke Davis          $ 4,323                         $ 220,500

Robert M. Gates              $ 4,381                         $ 223,500

E. Bradley Jones             $ 4,351                         $ 222,000

Donald J. Kirk               $ 4,408                         $ 226,500

Peter S. Lynch**             $ 0                             $ 0

Ned C. Lautenbach***         $ 0                             $ 0

William O. McCoy             $ 4,381                         $ 223,500

Gerald C. McDonough          $ 5,362                         $ 273,500

Marvin L. Mann               $ 4,381                         $ 220,500

Robert C. Pozen**            $ 0                             $ 0

Thomas R. Williams           $ 4,381                         $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $1,973; Phyllis Burke Davis, $1,973; Robert M. Gates, $1,973; E. Bradley Jones, $1,973; Donald J. Kirk, $1,973; William O. McCoy, $1,973; Gerald C. McDonough, $2,302; Marvin L. Mann, $1,973; and Thomas R. Williams, $1,973.

D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $1,671; Marvin L. Mann, $1,375; William O. McCoy,
$1,671; and Thomas R. Williams, $1,671.

THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH FOUND UNDER THE HEADING "MANAGEMENT AND SUB-ADVISORY SERVICES" IN THE "MANAGEMENT
CONTRACT" SECTION ON PAGE 19.

BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies and limitations, and provides custodial services to the fund.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "MANAGEMENT-RELATED EXPENSES" IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 19.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "MANAGEMENT AND SUB-ADVISORY FEES" IN THE "MANAGEMENT
CONTRACT" SECTION ON PAGE 19.

MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.24% of the fund's average net assets throughout the month.

THE FOLLOWING INFORMATION REPLACES THE SECOND, THIRD, AND FOURTH
PARAGRAPHS FOUND UNDER THE HEADING "SUB-ADVISER" IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 19.

Under the sub-advisory agreement, for providing investment management and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund.

For the fiscal years ended Fiscal Year End 1, 1999, 1998, and 1997, the fund paid FMR management fees of $31,457,000, $23,054,000, and $14,132,000, respectively. For the fiscal year ended February 28, 1999, and for the period from December 5, 1997 to February 28, 1998, the fund paid BT sub-advisory fees of $380,000 and $4,000, respectively. Prior to October 1, 1999, the fund paid a management fee at an annual rate of 0.24% of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT.

For the fiscal year ended February 28, 1999, and for the fiscal period from December 5, 1997 to February 28, 1998, FMR paid BT fees of
$775,210 and $142,480, respectively.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 20.

MANAGEMENT-RELATED SERVICES. The fund has also entered into a securities lending agreement with BT. Under the terms of the agreement, BT retains up to 30% of aggregate annual lending revenues for providing securities lending services.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 20.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

THE FOLLOWING INFORMATION REPLACES THE FIFTH PARAGRAPH FOUND IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION ON PAGE 21.

The fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.